UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 8, 2023

CINGULATE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40874	86-3825535
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1901 W. 47th Place

Kansas City, KS 66205

(Address of principal executive offices) (Zip Code)

(913) 942-2300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	CING	The Nasdaq Stock Market LLC (Nasdaq Capital Market)
Warrants, exercisable for one share of common stock	CINGW	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Definitive Agreement.

As previously disclosed on August 9, 2022, Cingulate Therapeutics LLC (“CTx”), a wholly-owned subsidiary of Cingulate Inc. (the “Company”), issued a Promissory Note (the “Original Note”) to Werth Family Investment Associates LLC (“WFIA”) with a principal amount of $5,000,000 (the “Original Principal Amount”), and on May 9, 2023, CTx issued an Amended and Restated Promissory Note (the “A&R Note”) increasing the principal amount under the Original Note by $3,000,000 to $8,000,000. On September 8, 2023, the Company and CTx entered into a Note Conversion Agreement (the “Note Conversion Agreement”) with WFIA, pursuant to which WFIA agreed to convert the Original Principal Amount under the A&R Note plus all accrued interest thereon, or $5,812,500, into pre-funded warrants (“Pre-Funded Warrants”) to purchase 6,838,235 shares (“Pre-Funded Warrant Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a conversion price per Pre-Funded Warrant of $0.85. The closing price of the Common Stock on Nasdaq on September 8, 2023 was $0.05776 per share. The Pre-Funded Warrants have no expiration date and are exercisable immediately at an exercise price of $0.0001 per share, to the extent that after giving effect to such exercise, WFIA and its affiliates would beneficially own, for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), no more than 19.99% of the outstanding shares of Common Stock of the Company. After the conversion of the Original Principal Amount plus all accrued interest thereon and the issuance of the Pre-Funded Warrants, there was $3,000,000 in principal and $96,250 of accrued interest outstanding under the A&R Note.

Prior to the transactions described above, WFIA owned 2,798,320 shares of Common Stock and Peter J. Werth, a member of the Company’s Board of Directors (the “Board”) and the manager of WFIA, owned 21,849 shares of Common Stock, or an aggregate of 18% of the outstanding Common Stock of the Company.

The Audit Committee of the Board and the Board approved the Note Conversion Agreement pursuant to the Company’s Policy and Procedures for Related Person Transactions.

The Note Conversion Agreement contains customary representations, warranties, agreements and obligations of the parties.

The foregoing description of the Note Conversion Agreement and the Pre-Funded Warrants are not complete and are qualified in their entireties by reference to the full text of the the Note Conversion Agreement and the form of Pre-Funded Warrant, copies of which are filed herewith as Exhibit 10.1 and Exhibit 4.1, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained above in Item 1.01 related to the A&R Note and the Note Conversion Agreement is hereby incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 related to the Note Conversion Agreement is hereby incorporated by reference into this Item 3.02. The Pre-Funded Warrants and Pre-Funded Warrant Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and are being offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act and Rule 506(b) promulgated thereunder.

Item 7.01. Regulation FD Disclosure.

On September 8, 2023, the Company issued a press release announcing the Note Conversion Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

On September 11, 2023, the Company issued a press release announcing detailed trial results from its Phase 3 adult efficacy and safety trial of CTx-1301 (dexmethylphenidate) for attention deficit/hyperactivity disorder (ADHD) that were presented on September 8, 2023 at the 36th Annual Psych Congress in Nashville, Tennessee. A copy of the press release is attached hereto as Exhibit 99.2.

The information in this Current Report on Form 8-K under Item 7.01, including the information contained in Exhibits 99.1 and 99.2, is being furnished to the Securities and Exchange Commission, and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Item 8.01. Other Events.

On September 11, 2023, the Company issued a press release announcing detailed trial results from its Phase 3 adult efficacy and safety trial of CTx-1301 (dexmethylphenidate) for ADHD that were presented on September 8, 2023 at the 36th Annual Psych Congress in Nashville, Tennessee. Top-line results for the Phase 3 adult trial were released on July 11, 2023 and included in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2023.

Subjects who were randomized to their optimized dose of CTx-1301 showed improvements on the Permanent Product Meassure of Performance (PERMP) scores (effect size 0.88 to 2.60; average of 1.79) compared to subjects randomized to placebo, with a trend towards statistical significance for PERMP ratings over the 16-hour period (p=0.089). The treatment effect size of CTx-1301 was 1.41 at 30 minutes and 0.98 at 16 hours, which corresponded to onset and duration of effect. For comparison, a meta-analysis using 11 published studies of long-acting stimulants in adults found the average effect size to be 0.73 (approximately ranging from 0.5 to 0.9) – see Faraone SV and Glatt SJ. J Clin Psychiatry. 2010;71(6):754-763.

A key secondary endpoint of the trial was a change in Clinical Global Impression Scale (CGI-S) scores from baseline (pre-dose) at Visit 2 to Visit 8. CGI-S scores showed significant improvements in severity of illness in patients taking CTx-1301 (-1.2) compared to placebo (0.0), (p<0.001). Additionally, CTx-1301 demonstrated a reduction in Adult ADHD Investigator Symptom Rating Scale (AISRS) scores (-16.3).

During the double-blind randomization period, only one treatment-emergent adverse event (mild) was reported among patients randomized to CTx-1301, while three treatement-emergent adverse events (one mild, two moderate) were reported among patients randomized to placebo. No patients reported experiencing insomnia during the randomized period.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Form of Pre-Funded Warrant

10.1	Note Conversion Agreement, dated September 8, 2023, by and between the Company, Cingulate Therapeutics, LLC and Werth Family Investment Associates LLC

99.1	Press Release, dated September 8, 2023

99.2	Press Release, dated September 11, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINGULATE INC.

Dated: September 11, 2023	By:	/s/ Shane J. Schaffer
	Name:	Shane J. Schaffer
	Title:	Chief Executive Officer